Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, G. Neil Van Wie, Vice-President and Chief Financial Officer of Genesis Holdings, Inc., a Nevada corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2007 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008	By	/s/ G. Neil Van Wie
G. Neil Van Wie Vice-President & CFO